1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com
FORM OF TAX OPINION
          , 2011
John Hancock Variable Trust
American Bond Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Variable Trust
Bond Trust
601 Congress Street
Boston, Massachusetts 02210-2805
Dear Ladies and Gentlemen:
          You have requested our opinion regarding certain federal income tax consequences to American Bond Trust (the “Acquired Fund”), a separate series of John Hancock Variable Trust, a Massachusetts business trust (the “Trust”), to the holders of the shares of beneficial interest (the “Acquired Fund Shares”) of Acquired Fund (the “Acquired Fund Shareholders”), and to Bond Trust (the “Acquiring Fund”), a separate series of the Trust, in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Agreement and Plan of Reorganization (the “Plan”), dated as of ___________, executed by the Trust on behalf of the Acquired Fund and the Acquiring Fund.
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          For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the Form N-14 filed by Acquiring Fund with the Securities and Exchange Commission, (3) the related Proxy Statement, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of the Acquiring Fund and on behalf of the Acquired Fund, and (5) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
          This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan and Form N-14 referred to above.
Based upon the foregoing, it is our opinion that:
1.	The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of Acquired Fund should constitute a tax-free reorganization under Section 368(a) of the Code.
2.	Acquired Fund should not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

3.	Acquired Fund should not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.
4.	Acquiring Fund should recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund.
5.	The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the Reorganization should be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.
6.	Acquiring Fund’s holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the Reorganization should include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).
7.	The Acquired Fund Shareholders should recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.
8.	The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the Reorganization should be the same as the aggregate basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.
9.	An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization should include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

          We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.
Very truly yours,

1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com
FORM OF TAX OPINION
_____________, 2011
John Hancock Variable Trust
American Bond Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Variable Trust
Bond Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company (U.S.A)
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company of New York
601 Congress Street
Boston, Massachusetts 02210-2805
Ladies and Gentlemen:
     You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York
US Austin Boston Charlotte Hartford New York Orange County Philadelphia Princeton San Francisco Silicon Valley Washington DC EUROPE Brussels Dublin London Luxembourg Moscow Munich Paris ASIA Beijing Hong Kong

(“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which American Bond Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business trust, and Bond Trust (“Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.
     Pursuant to the Plan of Reorganization (the “Plan”) dated as of ________ , 2011, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the “Reorganization”).
     For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated ___________, 2011, (3) the facts and representations contained in the letters dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
     This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, being true and accurate as of the closing date of the Reorganization.
     For purposes of this opinion, we are assuming that, under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, will be treated for federal income tax purposes as the owner of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.

     Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.
     We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.
Very truly yours,

1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com
FORM OF TAX OPINION
     , 2011
John Hancock Variable Trust
Core Diversified Growth & Income Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Variable Trust
Lifestyle Growth Trust
601 Congress Street
Boston, Massachusetts 02210-2805
Dear Ladies and Gentlemen:
          You have requested our opinion regarding certain federal income tax consequences to Core Diversified Growth & Income Trust (the “Acquired Fund”), a separate series of John Hancock Variable Trust, a Massachusetts business trust (the “Trust”), to the holders of the shares of beneficial interest (the “Acquired Fund Shares”) of Acquired Fund (the “Acquired Fund Shareholders”), and to Lifestyle Growth Trust (the “Acquiring Fund”), a separate series of the Trust, in connection with the proposed transfer of substantially all of the properties of Acquired Fund to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption of all liabilities of Acquired Fund by Acquiring Fund, followed by the distribution of such Acquiring Fund Shares received by Acquired Fund in complete liquidation and termination of Acquired Fund (the “Reorganization”), all pursuant to the Agreement and Plan of Reorganization (the “Plan”), dated as
US Austin Boston Charlotte Hartford New York Orange County Philadelphia Princeton San Francisco Silicon Valley Washington DC EUROPE Brussels Dublin London Luxembourg Moscow Munich Paris ASIA Beijing Hong Kong

of ___________, executed by the Trust on behalf of the Acquired Fund and the Acquiring Fund.
          For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the Form N-14 filed by Acquiring Fund with the Securities and Exchange Commission, (3) the related Proxy Statement, (4) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Trust on behalf of the Acquiring Fund and on behalf of the Acquired Fund, and (5) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
          This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan and Form N-14 referred to above.
Based upon the foregoing, it is our opinion that:
1.	The acquisition by Acquiring Fund of substantially all of the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of Acquired Fund should constitute a tax-free reorganization under Section 368(a) of the Code.
2.	Acquired Fund should not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

3.	Acquired Fund should not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.
4.	Acquiring Fund should recognize no gain or loss upon receiving the properties of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund.
5.	The adjusted basis to Acquiring Fund of the properties of Acquired Fund received by Acquiring Fund in the Reorganization should be the same as the adjusted basis of those properties in the hands of Acquired Fund immediately before the exchange.
6.	Acquiring Fund’s holding periods with respect to the properties of Acquired Fund that Acquiring Fund acquires in the Reorganization should include the respective periods for which those properties were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).
7.	The Acquired Fund Shareholders should recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.
8.	The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the Reorganization should be the same as the aggregate basis of Acquired Fund Shares surrendered by the Acquired Fund Shareholder in exchange therefor.
9.	An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization should include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of Reorganization.

          We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan.
Very truly yours,

1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com
FORM OF TAX OPINION
_____________, 2011
John Hancock Variable Trust
Core Diversified Growth & Income Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Variable Trust
Lifestyle Growth Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company (U.S.A)
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company of New York
601 Congress Street
Boston, Massachusetts 02210-2805
Ladies and Gentlemen:
     You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York
US Austin Boston Charlotte Hartford New York Orange County Philadelphia Princeton San Francisco Silicon Valley Washington DC EUROPE Brussels Dublin London Luxembourg Moscow Munich Paris ASIA Beijing Hong Kong

(“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which Core Diversified Growth & Income Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business trust, and Lifestyle Growth Trust (“Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.
     Pursuant to the Plan of Reorganization (the “Plan”) dated as of ________, 2011, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund (“Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the “Reorganization”).
     For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated ___________, 2011, (3) the facts and representations contained in the letters dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
     This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, being true and accurate as of the closing date of the Reorganization.
     For purposes of this opinion, we are assuming that, under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, will be treated for federal income tax purposes as the owner of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.

     Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.
     We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.
Very truly yours,